Financial instruments	12 Months Ended
Dec. 31, 2021
Disclosure of detailed information about financial instruments [abstract]
Financial instruments

17Financial instruments

Fair value of financial instruments

Financial instruments are defined as a contractual right or obligation to receive or deliver cash on another financial asset. The following table sets out the approximate fair values of financial instruments as at the consolidated statements of financial position date with relevant comparatives:

	December 31, 2021		December 31, 2020 (recast – note 2)		January 1, 2020 (recast – note 2)
	Carrying	Fair	Carrying	Fair	Carrying	Fair
	value	value	value	value	value	value
	$	$	$	$	$	$
Cash and cash equivalents	38,616	38,616	36,268	36,268	10,805	10,805
Amounts receivable	10	10	163	163	337	337
Accounts payable, accrued and other liabilities	8,589	8,589	6,832	6,832	4,764	4,764
Warrant liabilities	318	318	–	–	–	–
Long-term debt	18,002	18,002	6,906	6,906	6,500	6,500

Assets and liabilities, such as commodity taxes, that are not contractual and that arise as a result of statutory requirements imposed by governments, do not meet the definition of financial assets or financial liabilities and are, therefore, excluded from amounts receivable and accounts payable.

Fair value of items, which are short-term in nature, have been deemed to approximate their carrying value. The above noted fair values, presented for information only, reflect conditions that existed only as at December 31, 2021, and do not necessarily reflect future value or amounts which the Corporation might receive if it were to sell some or all of its assets to a willing buyer in a free and open market.

The fair value of long-term debt is estimated based on the expected interest rates for similar borrowings by the Corporation at the consolidated statements of financial position dates. For the period presented, the fair value is estimated to be equal to the carrying amount.

Risk Management

The Corporation, through its financial assets and liabilities, has exposure to the following risks from its use of financial instruments: interest rate risk, credit risk, liquidity risk and currency risk. Management is responsible for setting acceptable levels of risk and reviewing risk management activities as necessary.

a)Interest rate risk

The corporation is exposed to interest rate fluctuations on the Venture loan with Horizon technology finance corporation and Powercourt investments XXV, LP for which amounts are subject to The Wall Street Journal prime rate plus 5.75%, with an interest rate floor at 3.25% for the prime rate. The Corporation did not expect

(26)

IMV Inc.
Notes to the Consolidated Financial Statements
For the years ended December 31, 2021 and 2020
(Expressed in thousands of United States dollars except for share and per share amounts)

17Financial instruments (continued)

Risk Management (continued)

significant increase in The Wall Street Journal prime rate and has decided to not actively manage the risk. Based on currently outstanding loans an increase (decrease) of 100 basis points in interest prime rate at the reporting date would have resulted in a non-significant impact in earnings or loss. This analysis assumes that all other variables remain constant. Other than the interest rate fluctuations on the Venture loan described above, the Corporation has limited exposure to interest rate risk on its lending and borrowing activities. The Corporation has an interest-free loan that is repayable over 84 months, resulting in required principal debt payments in fiscal 2022 of $53, and also has a loan with a fixed interest rate of 8% per annum resulting in interest payments in 2022 of $14. The remaining outstanding debt as at December 31, 2021 is interest-free, only becoming repayable when revenues are earned.

b)Credit risk

Credit risk arises from cash and cash equivalents and amounts receivable. The Corporation invests excess cash in high-interest savings accounts or in highly liquid temporary investments of Schedule 1 Canadian Banks. The credit risk of cash and cash equivalents is limited because the counterparties are banks with high credit ratings assigned by international credit rating agencies.

The total of amounts receivable disclosed in the consolidated statements of financial position as at December 31, 2021 of $602 (2020 - $1,574) is comprised mainly of current period advances due to the Corporation for government assistance programs and sales taxes recoverable. If required, the balance is shown net of allowances for bad debt, estimated by management based on prior experience and their assessment of the current economic environment.

Historically, there have been no collection issues and the Corporation does not believe it is subject to any significant concentration of credit risk.

c)Liquidity risk

Liquidity risk represents the possibility that the Corporation may not be able to gather sufficient cash resources when required and under reasonable conditions to meet its financial obligations.

Since the Corporation’s inception, operations have been financed through the sale of shares, issuance of debt, revenue and cost-recoveries from license agreements, interest income on funds available for investment, government assistance and income tax credits. The Corporation has incurred significant operating losses and negative cash flows from operations since inception and has an accumulated deficit of $154,920 as at December 31, 2021.

While the Corporation has $38,616 in cash and cash equivalents at December 31, 2021, it continues to have an ongoing need for substantial capital resources to research and develop, commercialize and manufacture its products and technologies. The Corporation is currently not yet receiving a significant ongoing revenue stream from its license agreements, nor can it be certain that it will receive significant revenue from these agreements before additional cash is required. As a result, there can be no assurance that the Corporation will have sufficient capital to fund its ongoing operations, and develop or commercialize any of its products without future financing.

(27)

IMV Inc.
Notes to the Consolidated Financial Statements
For the years ended December 31, 2021 and 2020
(Expressed in thousands of United States dollars except for share and per share amounts)

17Financial instruments (continued)

Risk Management (continued)

The following table outlines the contractual maturities of the Corporation’s liabilities, including most likely timing of repayments of long-term debt that is repayable based on a percentage of revenues.

The long-term debt is comprised of the contributions received described in note 9, less amounts that have been repaid as at December 31, 2021:

	Total	Year 1	Years 2 to 3	Years 4 to 5	After 5 years
	$	$	$	$	$
Accounts payable and other liabilities	8,607	8,607	–	–	–
Short-term and low value leases	47	15	20	12	–
Lease obligation	2,175	434	900	587	254
Long-term debt	27,460	1,397	11,656	6,081	8,326
	38,289	10,453	12,576	6,680	8,580

The above amounts include interest payments, where applicable.

d)Currency risk

The Corporation incurs some revenue and expenses and holds on some cash denomintaed in Canadian dollars and, as such, is subject to fluctuations as a result of foreign exchange rate variation. The Corporation does not have in place any formal tools to manage its foreign exchange risk.

Foreign exchange gain of $109 for the year ended December 31, 2021 (2020, foreign exchange loss - $939) is included in general and administrative expenses. If the foreign exchange had been 1% higher/lower, with all other variables held constant, it would have had an immaterial impact on the foreign exchange gain/loss.